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                                                                    EXHIBIT 10.3

                            FORM OF LOCK-UP AGREEMENT

Debt Resolve, Inc.
707 Westchester Avenue, Lobby Level
White Plains, New York 10604

Ladies and Gentlemen:

     The undersigned, an owner of (i) a 7% senior convertible promissory note of Debt Resolve, Inc., a Delaware corporation (the "Company"), in the principal amount of $_________, initially convertible into _________________ shares of common stock, par value $.001 per share, of the Company (the "Common Stock") and
(ii) warrants to purchase _________________ shares of Common Stock, understands that the Company is preparing to file with the U.S. Securities and Exchange Commission ("SEC") a registration statement (the "Registration Statement") for the registration of certain securities of the Company (including the shares of Common Stock underlying the note and warrants held by the undersigned) in connection with a proposed initial public offering of such securities (the "Offering"). The undersigned further understands that Maxim Group LLC (the "Underwriter") is the proposed underwriter for the Offering.

     In order to induce the Underwriter to proceed with the Offering, the undersigned agrees, for the benefit of the Company and the Underwriter, that should the Offering become effective, the undersigned will not, without the Underwriter's prior written consent (and, if required by applicable state blue sky laws, the securities commissions in any such states), offer, sell, assign, hypothecate, pledge, transfer or otherwise dispose of, directly or indirectly, any shares of Common Stock issued in connection with the conversion or exercise of the above referenced note or warrants (collectively, the "Securities") during the six-month period commencing on the date that the Registration Statement is declared effective by the SEC (the "Effective Date"); provided that the foregoing shall not apply to (1) Securities acquired by the undersigned in the Offering or Securities acquired by the undersigned in the after market after the Effective Date; and (2) the transfer without consideration to family members or a trust established for their benefit in connection with which the proposed transferee agrees in writing to be bound by all of the provisions of this agreement prior to the consummation of such transfer.

     Furthermore, the undersigned will permit all certificates evidencing any such Securities to be endorsed with an appropriate restrictive legend reflecting the terms of this letter, and consents to the placement of appropriate stop transfer orders with the transfer agent for the Company. A copy of this letter will be available from the Company or the Company's transfer agent upon request and without charge.

     The terms and conditions of this letter can be modified (including premature termination of this Agreement) only with the prior written consent of the Underwriter. This letter shall be interpreted and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.


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                                        Name


                                   By:
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                                        Signature

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Dated: June 28, 2005                    Printed Name